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                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                               May 11, 2000


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                       1-9344                     56-0732648
_______________            _______________________          _____________
(State or other            (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

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Item 5. Other Events.
        ____________

   On May 11, 2000, Airgas, Inc. reported its earnings for the fourth quarter and fiscal year ended March 31, 2000, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         _______________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

     99.1 Press Release dated May 11, 2000































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                                Signatures
                                __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AIRGAS, INC.
                                            (Registrant)


                                            BY:  /s/ Roger F. Millay
                                                  Roger F. Millay
                                                  Senior Vice President &
                                                  Chief Financial Officer


DATED:  May 12, 2000